Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-B

KEY PERFORMANCE FACTORS
August 31, 1999



Expected B Maturity 3/16/2009


Blended Coupon 5.9787%


Excess Protection Level
3 Month Average   5.64%
August, 1999   5.74%
July, 1999   6.11%
June, 1999   5.07%


Cash Yield18.20%


Investor Charge Offs 4.78%


Base Rate 7.69%


Over 30 Day Delinquency 4.81%


Seller's Interest 7.19%


Total Payment Rate14.37%


Total Principal Balance$46,158,397,644.87


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,316,578,126.38